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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 23, 2005

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   001-13711                 13-3429953
 (State or other jurisdiction of     (Commission              (IRS Employer
 incorporation or organization)      File Number)          Identification No.)

   4211 W. Boy Scout Boulevard, Tampa, Florida                     33607
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

On August 23, 2005, the Board of Directors of Walter Industries, Inc. (the "Company") appointed Charles E. Cauthen President of its Homebuilding Group. Mr. Cauthen, 47, was appointed Senior Vice President and Controller of the Company in November 2000. He served in the additional capacities of Interim President of the Homebuilding Group since April 2005 and executive vice president - operations of the Homebuilding Group from February to April 2005. From April to August 2004, Mr. Cauthen served in the additional capacity of interim president of the Company's U.S. Pipe subsidiary in Birmingham, Ala. He was Senior Vice President and Chief Financial Officer--Consumer Products Group, Bank of America, from 1999 to November 2000. Mr. Cauthen was the principal accounting officer of the Company prior to his appointment to his new position. Mr. Cauthen's annual base salary is $290,000. Mr. Cauthen's employment agreement with the Company provides for an annual target bonus of 60% of annual base salary, a car allowance of $1,500 per month, 30 days vacation each year, and severance of 18 months salary and bonus (with continuation of fringe benefits during such period) in the event that he is terminated without cause or resigns following a significant diminution in pay or responsibilities. Mr. Cauthen has a change in control agreement with the Company in the form attached as Exhibit 99.1.

On August 23, 2005, the Board of Directors of the Company also elected Jeffrey
W. Sprick, 38, Senior Vice President and Controller of the Company. Mr. Sprick served from April 2002 to August 2005 as Vice President of Corporate Accounting of the Company. Prior to joining the Company, Mr. Sprick was a senior manager of PricewaterhouseCoopers from 1988 until he joined the Company. In his new role, Mr. Sprick is the principal accounting officer of the Company. Mr. Sprick's annual base salary is $218,750 and he is eligible for an annual target bonus of 50% of base salary. Mr. Sprick's employment agreement with the Company provides for four weeks vacation each year and severance of 12 months salary and bonus (with continuation of fringe benefits during such period) in the event that he is terminated without cause or resigns following a significant diminution in pay or responsibilities.

Neither Mr. Cauthen nor Mr. Sprick, nor any member of their immediate families, has or has had any material interest in any transaction or proposed transaction with the Company. Neither Mr. Cauthen nor Mr. Sprick has any family relationship with any director or executive officer of the Company. Each will continue as officers of the Corporation until the earlier of their termination of employment or the election of their successors by the Board of Directors.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WALTER INDUSTRIES, INC.


                                        By:    /s/ Victor P. Patrick
                                               -----------------------------
                                        Title: Victor P. Patrick
                                               Sr. Vice President,
                                               General Counsel and Secretary

Date:  August 26, 2005

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Exhibit 99.1      Executive Change-in-Control Severance Agreement (filed as
                  Exhibit 10.2 to the Company's Annual Report on Form 10-K, filed with the Commission on March 16, 2005)